                        ANNUAL REPORT / DECEMBER 31 1999

                             AIM SELECT GROWTH FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                         ------------------------------

                         THE ARTIST'S GARDEN AT GIVERNY

                                 BY CLAUDE MONET

                A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED

              FLOWERS CAN RESULT IN A STUNNINGLY BEAUTIFUL GARDEN,

               JUST LIKE THE ONE DEPICTED IN MONET'S CLASSIC WORK.

                IN AIM SELECT GROWTH FUND, WE ENDEAVOR TO OWN THE

             MOST ATTRACTIVE LARGE-, MID- AND SMALL-CAP STOCKS IN AN

             EFFORT TO PRODUCE THE BEST RESULTS FOR OUR INVESTORS.

                         ------------------------------

For shareholders who seek long-term growth of capital. The fund invests primarily in the common stocks of established medium- to large-sized companies with prospects for above-average, long-term earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Growth Fund's performance figures are historical, and they reflect changes in net asset value and reinvestment of dividends.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o During the fiscal year ended 12/31/99, the fund paid distributions of $1.0620 per share for Class A, Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged National Association of Securities Dealers Automated Quotation System (Nasdaq) Composite Index is a group of more than 5,000 over-the counter securities widely regarded by investors to represent the small and medium-sized company universe.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is a group of securities generally considered representative of the stock market.
o The unmanaged Standard & Poor's MidCap 400 Index (S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o The unmanaged Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM SELECT GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
  the Board of      opened on January 1, 1999, would have seen a market
    THE FUND        dominated by large-capitalization stocks and high-quality
  APPEARS HERE]     bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                         ------------------------------

                                  STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                         ------------------------------


                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND BENEFITS FROM TECH STOCK RALLY, POSTS
EXCELLENT RETURNS


SURGING TECHNOLOGY STOCKS BOOSTED SEVERAL KEY MARKET INDEXES TO RECORD LEVELS. HOW DID AIM SELECT GROWTH FUND PERFORM?
The fund's significant exposure to the high-flying technology sector helped it record impressive gains for the fiscal year. Excluding sales charges, total returns for Class A, Class B and Class C shares for the year ended December 31, 1999, were 41.48%, 40.29% and 40.26%, respectively. The fund significantly outperformed the Russell 3000 Index, the Lipper Growth Funds Index and the S&P 500, which registered gains of 20.90%, 27.96% and 21.03%, respectively, over the same period.

CAN YOU DESCRIBE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
If the 1998 market witnessed a flight to quality, the 1999 market saw a stampede to growth. The bull market in technology stocks sent major indexes to new heights in 1999, but all stocks didn't benefit from this trend. While the S&P 500, the Dow and the Nasdaq soared to new levels, many stocks suffered down or flat years. Among the S&P 500 stocks, 256 declined, 241 rose and three were unchanged.
    The best performing stocks were those with the most perceived growth potential: technology, telecommunications and broadcasting stocks. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and investors sought to capitalize on this revolution. Technology stocks dominated the market, with the technology sector of the S&P 500 returning 75.21% in 1999.
    These impressive results masked a very volatile year for the stock market. Investors were concerned about interest rates throughout 1999. In three separate moves, the Federal Reserve Board (the Fed) raised the key federal funds rate from 4.75% to 5.50%. In December, a Fed decision to leave rates unchanged sparked a market rally.
    Large-, mid- and small-cap stock indexes all posted impressive gains for the year. Besides the Dow and the S&P 500, barometers of the performance of large-cap stocks, the S&P MidCap 400 Index was up 14.72%, while the Russell 2000 Index, a measure of the performance of small-cap stocks, was up 21.26%. Value stocks, which rallied earlier in the year, ended up posting more modest gains for the year as investors focused on growth stocks

HOW DID THE FUND TAKE ADVANTAGE OF THESE MARKET TRENDS?
We increased the fund's exposure to the technology sector from 32% to 49% of the portfolio between the beginning and the end of the fiscal year. This strategy allowed the fund to take advantage of the strong performance of technology stocks. Over the same period, we reduced the fund's exposure to the underperforming financial and health-care sectors. Please keep in mind, our sector weightings are the result of our stock-selection process, which is based on company earnings, not macro-economic predictions. We are finding more companies with excellent growth prospects in the technology sector.
    The fund's exposure to large-, mid-, and small-cap stocks enabled it to benefit from rallies in these three segments of the market. At the end of the fiscal year,

                         ------------------------------

                      THE FUND'S EXPOSURE TO LARGE-, MID-,

                       AND SMALL-CAP STOCKS ENABLED IT TO

                       BENEFIT FROM RALLIES IN THESE THREE

                             SEGMENTS OF THE MARKET.

                         ------------------------------

FUND OUTPERFORMS INDEXES

12/31/98-12/31/99, excluding sales charges.

======================================================================
 Fund        Fund         Fund       Russell     Lipper        S&P 500
Class A     Class B      Class C      3000       Growth         Index
shares      shares       shares      Index     Funds Index

41.48%      40.29%       40.26%      20.90%      27.96%         21.03%
======================================================================

================================================================================

TOTAL NET ASSETS

================================================================================
12/31/98  $ 1.1 billion

12/31/99  $757 million
================================================================================


          See important fund and index disclosures inside front cover.

                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


super-cap and large-cap stocks, the market favorites for the past several years, composed 67% of the fund's holdings. Mid- and small-cap stocks made up 28% and 5%, respectively.

WHAT TECH STOCKS DID YOU LIKE?
PMC-Sierra, the fund's top holding, develops semiconductor networking components for telecommunications and data communications systems. The Canada-based company reported strong earnings for the fourth quarter of 1999. InfoSpace.com, the fund's second largest holding, is a leading Internet content services provider while Comverse Technology is a major manufacturer of voice mail systems.
    Other tech stocks in the portfolio included EMC, a leading maker of mainframe computer disk memory hardware and software; Oracle, a major developer of database management systems software, which allows multiple users to access the same data simultaneously; and Sun Microsystems, a leading maker of workstation computers, storage devices and servers for powering corporate computer networks and Web sites.
    We remain optimistic about the growth prospects for tech companies. Technology is assuming an increasingly important position in the U.S. and world economy. Just recently, adjustments were made to the Dow to reflect this development.

MICROSOFT IS ONE OF THE FUND'S LARGER HOLDINGS. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
Late in the fiscal year, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it's unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of this time, Microsoft remains a large holding in the fund. We believe that the company's growth prospects remain strong, especially with the upcoming introduction of two new software products: Office 2000 and Windows 2000. Over the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

WHAT OTHER STOCKS DID YOU LIKE?
Clear Channel Communications is a major radio station owner and one of the world's largest outdoor advertising companies, and Knight/Trimark is a securities broker that has established a significant online trading presence.

WHAT IS YOUR OUTLOOK?
The unprecedented economic expansion over the past few years has helped push stock-market indexes to record heights. Near term, we expect healthy economic growth to continue. While such a trend would seemingly bode well for stocks, it could contribute to volatility in the market, especially if the Fed decides that the economy is growing too rapidly. On February 2, after the close of the fiscal year, the Fed raised the federal funds rate to 5.75%. Although by no means a certainty, it appears that the Fed is poised to raise interest rates again in the months ahead to slow economic growth and forestall inflation. Uncertainty about the Fed's direction could have an unsettling effect on the stock market.
    Regardless of market trends, we continue to seek out what we believe are the best large-, mid- and small-cap stocks as well as the top growth and value stocks, for inclusion in the fund's portfolio.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

==========================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. PMC-Sierra, Inc.                       4.03%      1. Computers (Software & Services)            16.10%
 2. InfoSpace.com, Inc.                    3.27       2. Electronics-(Semiconductors)                7.50
 3. Microsoft Corp.                        3.02       3. Communications Equipment                    7.19
 4. Comverse Technology, Inc.              2.88       4. Electrical Equipment                        4.57
 5. EMC Corp.                              2.77       5. Financial (Diversified)                     4.29
 6. MCI WorldCom, Inc.                     2.42       6. Computer Peripherals                        3.99
 7. Oracle Corp.                           2.24       7. Computer Hardware                           3.67
 8. Sun Microsystems, Inc.                 2.24       8. Telecommunications (Long Distance)          3.47
 9. Nokia Oyj A.B.-ADR (Finland)           2.18       9. Broadcasting (Television, Radio & Cable)    2.91
10. Knight/Trimark Group, Inc.-Class A     1.88      10. Services (Data Processing)                  2.68

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================


          See important fund and index disclosures inside front cover.

                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SELECT GROWTH FUND VS. BENCHMARK INDEX

12/31/89-12/31/99

in thousands
================================================================================
               AIM Select Growth Fund,               Russell
                   Class A Share                   3000 Index
--------------------------------------------------------------------------------

12/89                 10,000                          9,274
12/90                  8,974                          9,494
12/91                 12,299                         12,689
12/92                 12,322                         13,918
12/93                 12,770                         15,431
12/94                 12,132                         15,459
12/95                 16,294                         21,149
12/96                 19,325                         25,163
12/97                 23,101                         33,953
12/98                 29,360                         42,149
12/99                 41,538                         50,959

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 12/31/89-12/31/99. It is important to understand differences between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures performance of a hypothetical portfolio. A market index such as the Russell 3000 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99 including sales charges

================================================================================
CLASS A SHARES

10 Years                       15.30%

5 Years                        26.47

1 Year                         33.67*

*41.48% excluding sales charges

CLASS B SHARES

Inception (9/1/93)             19.31%

5 Years                        26.66

1 Year                         35.29**

**40.29% excluding CDSC

CLASS C SHARES

Inception (8/4/97)             24.65%

1 Year                         39.26***

***40.26% excluding CDSC.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and the description of the index cited on this page, please refer to the inside front cover.

                             AIM SELECT GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION



WHY GOOD ECONOMIC NEWS SOMETIMES
RATTLES MARKETS

You turn on your television and learn the nation's unemployment rate has dropped to its lowest level in decades. This latest tidbit of information enhances an already rosy economic picture. The economy is growing at a brisk pace, wages are rising and consumer spending is on the upswing.
    Later in the day, you hear that financial markets plummeted in reaction to the positive report on unemployment. Why in the world, you wonder, do markets act that way?
    Market observers often comment that "good news on Main Street is bad news on Wall Street." And on the surface, it would appear to be that way at times.

RAPID GROWTH CAN SPUR INFLATION
It's not because the markets are opposed to good economic news. It's because a major school of economic theory holds that when the economy grows too rapidly, it can lead to runaway inflation. For example, if unemployment is extremely low and wages are rising, companies have to pay more to hire and retain employees.
    To cover increases in labor costs, companies may have to raise the prices of their goods and services. If prices are rising faster than wages, consumers are actually losing ground, even if their salaries are increasing.

FED MORE LIKELY TO RAISE INTEREST RATES
Moreover, when inflation looms as a threat, the Federal Reserve Board (the Fed) is more likely to raise interest rates to keep it in check. And when rumors abound that the central bank is about to tighten monetary policy, it can have a disquieting effect on financial markets.
    But if the Fed does raise interest rates slightly as a pre-emptive move against inflation, it's not necessarily a bad thing, even if it causes a short-term drop in markets. One well-known market analyst likened a modest interest-rate hike to a flu shot: while it can cause some temporary discomfort, it can prevent more serious malaise later. As Fed Chairman Alan Greenspan observed, "Modest pre-emptive actions can obviate the need for more drastic actions at a later date."
    In three seperate moves in 1999, the central bank raised the federal funds rate--the rate banks charge each other for borrowing surplus reserves--from 4.75% to 5.50%. These moves were a bid to head off inflation, which has been very low in recent years, but threatened to re-emerge because of torrid economic growth.
    Stocks generally react negatively to a Fed interest-rate hike because it means higher borrowing costs for corporations, which can affect their profitability. Bonds also tend to decline in value when their coupons fall below prevailing interest rates.

RESPONSES OF MARKETS CAN BE A LITTLE SURPRISING
Sometimes the markets will greet a Fed rate increase with a collective yawn--that is, the actual announcement of a tightening in monetary policy has very little impact on stocks and bonds. Generally, in such cases, the markets have anticipated a Fed move in the preceding weeks and have adjusted stock and bond prices accordingly.
    Other times markets will actually rally after the Fed announces a rate increase, especially if it is more modest than expected. Such a phenomenon is often referred to as a "relief rally." The Standard & Poor's Composite Index of 500 Stocks (S&P 500) rose 1.57% on June 30, 1999, after the Fed raised rates.
    While past performance cannot guarantee comparable future results, in recent years, Fed rate hikes have only had a transitory impact on the markets. In such scenarios, it is advisable to remain focused on your long-term financial goals and not get too concerned about temporary dips in stock and bond prices.


                             AIM SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.93%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.91%

AMFM Inc.(a)                            76,000   $    5,947,000
---------------------------------------------------------------
CBS Corp.(a)                           122,400        7,825,950
---------------------------------------------------------------
Clear Channel Communications, Inc.(a)  197,956       17,667,573
---------------------------------------------------------------
                                                     31,440,523
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.19%

Comverse Technology, Inc.(a)           214,950       31,114,012
---------------------------------------------------------------
Finisar Corp.(a)                        16,400        1,473,950
---------------------------------------------------------------
Juniper Networks, Inc.(a)               21,600        7,344,000
---------------------------------------------------------------
Lucent Technologies Inc.               160,800       12,029,850
---------------------------------------------------------------
Nokia Oyj A.B.-ADR (Finland)           123,600       23,484,000
---------------------------------------------------------------
Sycamore Networks, Inc.(a)               7,000        2,156,000
---------------------------------------------------------------
                                                     77,601,812
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.67%

Dell Computer Corp.(a)                 179,000        9,129,000
---------------------------------------------------------------
National Instruments Corp.(a)          165,000        6,311,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              312,000       24,160,500
---------------------------------------------------------------
                                                     39,600,750
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.43%

Cisco Systems, Inc.(a)                 144,000       15,426,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.54%

EMC Corp.(a)                           274,000       29,934,500
---------------------------------------------------------------
QLogic Corp.(a)                         51,500        8,233,562
---------------------------------------------------------------
                                                     38,168,062
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-16.10%

America Online, Inc.(a)                 92,000        6,940,250
---------------------------------------------------------------
AppNet, Inc.(a)                        190,700        8,343,125
---------------------------------------------------------------
Citrix Systems, Inc.(a)                123,300       15,165,900
---------------------------------------------------------------
Electronic Arts Inc.(a)                 96,700        8,122,800
---------------------------------------------------------------
InfoSpace.com, Inc.(a)                 165,000       35,310,000
---------------------------------------------------------------
ISS Group, Inc.(a)                      16,400        1,166,450
---------------------------------------------------------------
Lycos, Inc.(a)                          90,000        7,160,625
---------------------------------------------------------------
Marimba, Inc.(a)                        17,000          783,062
---------------------------------------------------------------
Microsoft Corp.(a)                     279,600       32,643,300
---------------------------------------------------------------
Oracle Corp.(a)                        216,000       24,205,500
---------------------------------------------------------------
Siebel Systems, Inc.(a)                 74,000        6,216,000
---------------------------------------------------------------
USWeb Corp.(a)                         261,000       11,598,187
---------------------------------------------------------------
VERITAS Software Corp.(a)              112,500       16,101,562
---------------------------------------------------------------
                                                    173,756,761
---------------------------------------------------------------

                                                        MARKET
CONSUMER FINANCE-1.16%                  SHARES          VALUE

Capital One Financial Corp.             93,000   $    4,481,437
---------------------------------------------------------------
Providian Financial Corp.               88,050        8,018,053
---------------------------------------------------------------
                                                     12,499,490
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.54%

McKesson HBOC, Inc.                    260,000        5,866,250
---------------------------------------------------------------

ELECTRIC COMPANIES-1.05%

Niagara Mohawk Holdings Inc.(a)        214,300        2,986,806
---------------------------------------------------------------
Northeast Utilities                    218,600        4,494,963
---------------------------------------------------------------
Texas Utilities Co.                    107,000        3,805,187
---------------------------------------------------------------
                                                     11,286,956
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.57%

American Power Conversion Corp.(a)     318,000        8,387,250
---------------------------------------------------------------
DII Group, Inc.(a)                     111,000        7,877,531
---------------------------------------------------------------
Koninklijke (Royal) Phillips
  Electronics N.V.-ADR
  (Netherlands)                        111,136       15,003,360
---------------------------------------------------------------
Sanmina Corp.(a)                        87,200        8,709,100
---------------------------------------------------------------
Solectron Corp.(a)                      98,000        9,322,250
---------------------------------------------------------------
                                                     49,299,491
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-1.32%

Tektronix, Inc.                        256,000        9,952,000
---------------------------------------------------------------
Waters Corp.(a)                         82,000        4,346,000
---------------------------------------------------------------
                                                     14,298,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-7.50%

Altera Corp.(a)                        280,800       13,917,150
---------------------------------------------------------------
Celestica Inc. (Canada)(a)             190,000       10,545,000
---------------------------------------------------------------
Linear Technology Corp.                 88,800        6,354,750
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)     140,000        6,606,250
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    271,600       43,540,875
---------------------------------------------------------------
                                                     80,964,025
---------------------------------------------------------------

ENTERTAINMENT-0.83%

SFX Entertainment, Inc.-Class A(a)     246,300        8,912,981
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.34%

Teradyne, Inc.(a)                      220,000       14,520,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.29%

American Express Co.                    40,100        6,666,625
---------------------------------------------------------------
Citigroup Inc.                         255,375       14,189,273
---------------------------------------------------------------
Fannie Mae                              81,500        5,088,656
---------------------------------------------------------------
Freddie Mac                            241,020       11,343,004
---------------------------------------------------------------
MGIC Investment Corp.                  149,300        8,985,994
---------------------------------------------------------------
                                                     46,273,552
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FOODS-0.35%

Keebler Foods Co.(a)                   135,000   $    3,796,875
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.37%

Warner-Lambert Co.                     180,000       14,748,750
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.06%

Forest Laboratories, Inc.(a)           105,200        6,463,225
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     117,000        4,979,813
---------------------------------------------------------------
                                                     11,443,038
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.72%

Pfizer Inc.                            241,200        7,823,925
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.63%

Health Management Associates,
  Inc.- Class A(a)                     510,000        6,821,250
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.40%

Manor Care, Inc.(a)                    270,700        4,331,200
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.99%

Express Scripts, Inc.-Class A(a)        34,600        2,214,400
---------------------------------------------------------------
United Healthcare Corp.                159,100        8,452,188
---------------------------------------------------------------
                                                     10,666,588
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.86%

Beckman Coulter, Inc.                   68,500        3,484,938
---------------------------------------------------------------
Biomet, Inc.                           120,600        4,824,000
---------------------------------------------------------------
Guidant Corp.(a)                       173,100        8,135,700
---------------------------------------------------------------
Sybron International Corp.(a)          149,000        3,678,438
---------------------------------------------------------------
                                                     20,123,076
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
   SERVICES)-0.20%

Capital Senior Living Corp.(a)         425,000        2,151,563
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.43%

UnumProvident Corp.                    145,000        4,649,063
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.73%

Radian Group Inc.                       57,000        2,721,750
---------------------------------------------------------------
XL Capital Ltd.-Class A                100,000        5,187,500
---------------------------------------------------------------
                                                      7,909,250
---------------------------------------------------------------

INVESTMENT MANAGEMENT-2.08%

Affiliated Managers Group, Inc.(a)      54,300        2,195,756
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)  440,000       20,240,000
---------------------------------------------------------------
                                                     22,435,756
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.47%

Mattel, Inc.                           383,800        5,037,375
---------------------------------------------------------------

LODGING-HOTELS-0.41%

Carnival Corp.                          91,700   $    4,384,406
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.34%

Tyco International Ltd.                372,640       14,486,380
---------------------------------------------------------------

NATURAL GAS-0.46%

Enron Corp.                            112,000        4,970,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.05%

Cooper Cameron Corp.(a)                120,000        5,872,500
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        125,000        3,820,313
---------------------------------------------------------------
ENSCO International Inc.               344,600        7,882,725
---------------------------------------------------------------
Schlumberger Ltd.                       73,400        4,128,750
---------------------------------------------------------------
Transocean Sedco Forex Inc.             14,240          479,697
---------------------------------------------------------------
                                                     22,183,985
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.42%

Atlantic Richfield Co.                  52,900        4,575,850
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.51%

International Paper Co.                 96,700        5,457,506
---------------------------------------------------------------

RAILROADS-0.71%

Kansas City Southern Industries, Inc.  103,000        7,686,375
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.20%

Home Depot, Inc. (The)                 106,800        7,322,475
---------------------------------------------------------------
Lowe's Cos., Inc.                       93,600        5,592,600
---------------------------------------------------------------
                                                     12,915,075
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.11%

CDW Computer Centers, Inc.(a)          152,100       11,958,863
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.41%

Saks Inc.(a)                           284,500        4,427,531
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.38%

Dollar Tree Stores, Inc.(a)             84,025        4,069,961
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.40%

Albertson's, Inc.                      172,000        5,547,000
---------------------------------------------------------------
Kroger Co. (The)(a)                    229,800        4,337,475
---------------------------------------------------------------
Safeway Inc.(a)                        146,000        5,192,125
---------------------------------------------------------------
                                                     15,076,600
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.80%

Costco Wholesale Corp.(a)               76,000        6,935,000
---------------------------------------------------------------
Dayton Hudson Corp.                    170,000       12,484,375
---------------------------------------------------------------
                                                     19,419,375
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.29%

Linens 'n Things, Inc.(a)              105,000        3,110,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-2.08%

Men's Wearhouse, Inc. (The)(a)         596,000   $   17,507,500
---------------------------------------------------------------
Too Inc.(a)                            290,000        5,002,500
---------------------------------------------------------------
                                                     22,510,000
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.78%

Media Metrix, Inc.(a)                   33,000        1,179,750
---------------------------------------------------------------
Snyder Communications, Inc.(a)          74,000        1,424,500
---------------------------------------------------------------
Young & Rubicam Inc.                    82,600        5,843,950
---------------------------------------------------------------
                                                      8,448,200
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.04%

Convergys Corp.(a)                      98,000        3,013,500
---------------------------------------------------------------
Iron Mountain Inc.(a)                  161,000        6,329,313
---------------------------------------------------------------
Quanta Services, Inc.(a)               295,000        8,333,750
---------------------------------------------------------------
Regis Corp.                            230,000        4,341,250
---------------------------------------------------------------
                                                     22,017,813
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.23%

Brocade Communications Systems,Inc.(a)  29,000        5,133,000
---------------------------------------------------------------
Critical Path, Inc.(a)                  32,000        3,020,000
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           126,000        5,118,750
---------------------------------------------------------------
                                                     13,271,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.68%

Affiliated Computer Services,
  Inc.-Class A(a)                       22,600        1,039,600
---------------------------------------------------------------
Concord EFS, Inc.(a)                   174,825        4,501,744
---------------------------------------------------------------
CSG Systems International, Inc.(a)     180,000        7,177,500
---------------------------------------------------------------
DST Systems, Inc.(a)                    58,100        4,433,756
---------------------------------------------------------------
Fiserv, Inc.(a)                         85,275        3,267,098
---------------------------------------------------------------
NOVA Corp.(a)                          102,232        3,226,698
---------------------------------------------------------------
Paychex, Inc.                          133,500   $    5,340,000
---------------------------------------------------------------
                                                     28,986,396
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.47%

Global Crossing Ltd. (Bermuda)(a)       98,842        4,942,100
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  491,945       26,103,805
---------------------------------------------------------------
Viatel, Inc.(a)                        120,000        6,435,000
---------------------------------------------------------------
                                                     37,480,905
---------------------------------------------------------------

WASTE MANAGEMENT-0.43%

Waste Management, Inc.                 271,600        4,668,125
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $482,564,675)                               1,013,958,083
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. DOLLAR DENOMINATED

  CONVERTIBLE NOTES-0.45%

COMPUTERS (PERIPHERALS)-0.45%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost $677,145)  $   500,000        4,828,750
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-5.69%

STIC Liquid Assets Portfolio(b)     30,735,705       30,735,705
---------------------------------------------------------------
STIC Prime Portfolio(b)             30,735,705       30,735,705
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $61,471,410)                             61,471,410
---------------------------------------------------------------
TOTAL INVESTMENTS-100.07% (Cost
  $544,713,230)                                   1,080,258,243
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.07%)                                       (799,909)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,079,458,334
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) This money market fund has the same investment advisor as the fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS:

Investments, at market value (cost
  $544,713,230)                             $1,080,258,243
----------------------------------------------------------
Receivables for:
  Fund shares sold                               2,382,050
----------------------------------------------------------
  Dividends and interest                           477,981
----------------------------------------------------------
Investment for deferred compensation plan           71,413
----------------------------------------------------------
Other assets                                        31,284
----------------------------------------------------------
    Total assets                             1,083,220,971
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                         1,950,932
----------------------------------------------------------
  Deferred compensation plan                        71,413
----------------------------------------------------------
Accrued advisory fees                              560,995
----------------------------------------------------------
Accrued administrative services fees                11,504
----------------------------------------------------------
Accrued distribution fees                          945,546
----------------------------------------------------------
Accrued transfer agent fees                        125,614
----------------------------------------------------------
Accrued operating expenses                          96,633
----------------------------------------------------------
    Total liabilities                            3,762,637
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $1,079,458,334
==========================================================

NET ASSETS:

Class A                                     $  461,628,075
==========================================================
Class B                                     $  592,554,822
==========================================================
Class C                                     $   25,275,437
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                         17,601,889
==========================================================
Class B                                         24,115,512
==========================================================
Class C                                          1,029,659
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $        26.23
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.23 divided
       by 94.50%)                           $        27.76
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $        24.57
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $        24.55
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $40,337 foreign
  withholding tax)                           $  3,941,209
---------------------------------------------------------
Interest                                        2,584,817
---------------------------------------------------------
    Total investment income                     6,526,026
---------------------------------------------------------

EXPENSES:

Advisory fees                                   5,507,389
---------------------------------------------------------
Administrative services fees                      110,205
---------------------------------------------------------
Custodian fees                                     79,919
---------------------------------------------------------
Transfer agent fees-Class A                       444,403
---------------------------------------------------------
Transfer agent fees-Class B                       871,807
---------------------------------------------------------
Transfer agent fees-Class C                        25,522
---------------------------------------------------------
Trustees' fees                                     13,787
---------------------------------------------------------
Distribution fees-Class A                         896,196
---------------------------------------------------------
Distribution fees-Class B                       4,672,685
---------------------------------------------------------
Distribution fees-Class C                         134,325
---------------------------------------------------------
Other                                             281,205
---------------------------------------------------------
    Total expenses                             13,037,443
---------------------------------------------------------
Less: Expenses paid indirectly                    (11,204)
---------------------------------------------------------
    Net expenses                               13,026,239
---------------------------------------------------------
Net investment income (loss)                   (6,500,213)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                        45,120,492
---------------------------------------------------------
  Foreign currencies                                   84
---------------------------------------------------------
  Futures contracts                             1,493,262
---------------------------------------------------------
                                               46,613,838
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       269,570,221
---------------------------------------------------------
  Foreign currencies                                 (153)
---------------------------------------------------------
  Futures contracts                            (1,127,100)
---------------------------------------------------------
                                              268,442,968
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and futures
       contracts                              315,056,806
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $308,556,593
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   1999              1998
                                                              --------------     ------------
OPERATIONS:

  Net investment income (loss)                                $   (6,500,213)    $ (4,533,684)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, future and option contracts                       46,613,838       17,616,351
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and future contracts          268,442,968      148,755,001
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         308,556,593      161,837,668
---------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (17,929,351)      (8,360,767)
---------------------------------------------------------------------------------------------
  Class B                                                        (24,484,976)     (11,756,791)
---------------------------------------------------------------------------------------------
  Class C                                                           (997,756)        (234,011)
---------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                         25,912,665       (7,618,676)
---------------------------------------------------------------------------------------------
  Class B                                                         19,950,492       (6,948,989)
---------------------------------------------------------------------------------------------
  Class C                                                         11,803,897        6,185,419
---------------------------------------------------------------------------------------------
    Net increase in net assets                                   322,811,564      133,103,853
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            756,646,770      623,542,917
---------------------------------------------------------------------------------------------
  End of period                                               $1,079,458,334     $756,646,770
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  548,170,108     $494,529,257
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (88,818)         (71,168)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, future and option contracts                       (4,167,969)      (4,913,364)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and future contracts                              535,545,013      267,102,045
---------------------------------------------------------------------------------------------
                                                              $1,079,458,334     $756,646,770
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium to large size companies with prospects for above average, long term earnings growth.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $6,482,563, undistributed net realized gains decreased by $2,456,360 and paid-in capital decreased by $4,026,203 as a result of differing book/tax treatment of equalization credits and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $110,205 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $776,902 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $896,196, $4,672,685 and $134,325, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $176,131 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $75,951 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $4,890 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $9,190 and $2,014, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $11,204 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $250,121,433 and $239,081,137, respectively.
     The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of investment securities    $553,509,579
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (18,117,424)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $535,392,155
==========================================================================

Cost of investments for tax purposes is $544,866,088.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------   -------------   -----------   -------------
Sold:
  Class A                                                      8,174,582   $ 169,122,203    31,005,519   $ 526,456,274
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,441,024     110,096,224     5,430,217      86,111,821
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        820,566      16,761,504       569,912       9,220,769
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        702,598      17,072,219       444,090       7,953,651
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        996,161      22,682,713       649,261      11,017,972
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         41,870         952,496        13,022         220,846
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (7,818,939)   (160,281,757)  (31,896,692)   (542,028,601)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,672,316)   (112,828,445)   (6,508,718)   (104,078,782)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (296,926)     (5,910,103)     (198,182)     (3,256,196)
----------------------------------------------------------------------------------------------------------------------
                                                               2,388,620   $  57,667,054      (491,571)  $  (8,382,246)
======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999, and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                                -----------------------------------------------------------
                                                                  1999           1998      1997(a)       1996      1995(a)
                                                                --------       --------    --------    --------    --------
Net asset value, beginning of period                            $  19.35       $  15.67    $  14.78    $  13.05    $  10.32
------------------------------------------------------------    --------       --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                                      (0.06)         (0.04)       0.01        0.07        0.02
------------------------------------------------------------    --------       --------    --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      8.00           4.24        2.82        2.34        3.50
------------------------------------------------------------    --------       --------    --------    --------    --------
   Total from investment operations                                 7.94           4.20        2.83        2.41        3.52
------------------------------------------------------------    --------       --------    --------    --------    --------
Less distributions:
 Dividends from net investment income                                 --             --       (0.01)         --          --
------------------------------------------------------------    --------       --------    --------    --------    --------
 Distributions from net realized gains                             (1.06)         (0.52)      (1.93)      (0.68)      (0.79)
------------------------------------------------------------    --------       --------    --------    --------    --------
   Total distributions                                             (1.06)         (0.52)      (1.94)      (0.68)      (0.79)
------------------------------------------------------------    --------       --------    --------    --------    --------
Net asset value, end of period                                  $  26.23       $  19.35    $  15.67    $  14.78    $  13.05
============================================================    ========       ========    ========    ========    ========
Total return(b)                                                    41.48%         27.09%      19.54%      18.61%      34.31%
============================================================    ========       ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $461,628       $320,143    $266,168    $227,882    $168,217
============================================================    ========       ========    ========    ========    ========
Ratio of expenses to average net assets                             1.09%(c)       1.11%       1.13%       1.18%       1.28%
============================================================    ========       ========    ========    ========    ========
Ratio of net investment income (loss) to average net assets        (0.31)%(c)     (0.22)%      0.04%       0.46%       0.20%
============================================================    ========       ========    ========    ========    ========
Portfolio turnover rate                                               31%            68%        110%         97%         87%
============================================================    ========       ========    ========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) Ratios are based on average net assets of $358,478,474.

                                                            CLASS B                                        CLASS C
                                   --------------------------------------------------------    --------------------------------
                                    1999(a)        1998      1997(a)     1996       1995(a)     1999(a)     1998(a)     1997(a)
                                   --------      --------    -------   --------    --------    --------    --------    --------
Net asset value, beginning of
 period                            $  18.33      $  14.98   $  14.32   $  12.77    $  10.21    $  18.32    $  14.98    $  17.65
---------------------------------  --------      --------   --------   --------    --------    --------    --------    --------
Income from investment
 operations:
 Net investment income (loss)         (0.23)        (0.17)     (0.13)     (0.05)      (0.08)      (0.23)      (0.17)      (0.04)
---------------------------------  --------      --------   --------   --------    --------    --------    --------    --------
 Net gains (losses) on securities
   (both realized and unrealized)      7.53          4.04       2.72       2.28        3.43        7.52        4.03       (0.70)
---------------------------------  --------      --------   --------   --------    --------    --------    --------    --------
    Total from investment
      operations                       7.30          3.87       2.59       2.23        3.35        7.29        3.86       (0.74)
---------------------------------  --------      --------   --------   --------    --------    --------    --------    --------
Less distributions:
 Distributions from net realized
   gains                              (1.06)        (0.52)     (1.93)     (0.68)      (0.79)      (1.06)      (0.52)      (1.93)
---------------------------------  --------      --------   --------   --------    --------    --------    --------    --------
    Total distributions               (1.06)        (0.52)     (1.93)     (0.68)      (0.79)      (1.06)      (0.52)      (1.93)
---------------------------------  --------      --------   --------   --------    --------    --------    --------    --------
Net asset value, end of period     $  24.57      $  18.33   $  14.98   $  14.32    $  12.77    $  24.55    $  18.32    $  14.98
=================================  ========      ========   ========   ========    ========    ========    ========    ========
Total return(b)                       40.29%        26.13%     18.50%     17.60%      33.00%      40.26%      26.07%      (3.86)%
=================================  ========      ========   ========   ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                          $592,555      $428,002   $356,186   $280,807    $138,034    $ 25,275    $  8,501    $  1,189
=================================  ========      ========   ========   ========    ========    ========    ========    ========
Ratio of expenses to average net
 assets                                1.90%(c)      1.93%      1.99%      2.03%       2.13%       1.90%(c)    1.93%       1.95%(d)
=================================  ========      ========   ========   ========    ========    ========    ========    ========
Ratio of net investment income
 (loss) to average net assets         (1.12)%(c)    (1.04)%    (0.82)%    (0.39)%     (0.65)%     (1.12)%(c)  (1.04)%     (0.77)%(d)
=================================  ========      ========   ========   ========    ========    ========    ========    ========
Portfolio turnover rate                  31%           68%       110%        97%         87%         31%         68%        110%
=================================  ========      ========   ========   ========    ========    ========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $467,268,589 and $13,432,524 for Class B and Class C, respectively.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Select Growth Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Select Growth Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion
                         In our opinion, the financial statements and financial
                       highlights referred to above presently fairly, in all material respects, the financial position of AIM Select Growth Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF TRUSTEES                             OFFICERS                               OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                       11 Greenway Plaza
Chairman                                      Chairman                               Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                              INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                            Gary T. Crum                           Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                         TRANSFER AGENT
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer           A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Edward K. Dunn Jr.                            Robert G. Alley                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman, President                                                    CUSTODIAN
and Chief Operating Officer                   Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and      Vice President                         State Street Bank and Trust Company
President, Mercantile Bankshares                                                     225 Franklin Street
                                              Melville B. Cox                        Boston, MA 02110
Jack Fields                                   Vice President
Chief Executive Officer                                                              COUNSEL TO THE FUND
Texana Global, Inc.;                          Karen Dunn Kelley
Formerly Member                               Vice President                         Ballard Spahr
of the U.S. House of Representatives                                                 Andrews & Ingersoll, LLP
                                              Edgar M. Larsen                        1735 Market Street
Carl Frischling                               Vice President                         Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP         Mary J. Benson                         COUNSEL TO THE TRUSTEES
                                              Assistant Vice President and
Robert H. Graham                              Assistant Treasurer                    Kramer, Levin, Naftalis & Frankel LLP
President and Chief Executive Officer                                                919 Third Avenue
A I M Management Group Inc.                   Sheri Morris                           New York, NY 10022
                                              Assistant Vice President and
Prema Mathai-Davis                            Assistant Treasurer                    DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                              Renee A. Friedli                       A I M Distributors, Inc.
Lewis F. Pennock                              Assistant Secretary                    11 Greenway Plaza
Attorney                                                                             Suite 100
                                              P. Michelle Grace                      Houston, TX 77046
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                             AUDITORS
Hines Interests                               Nancy L. Martin
Limited Partnership                           Assistant Secretary                    KPMG LLP
                                                                                     700 Louisiana
                                              Ofelia M. Mayo                         Houston, TX 77002
                                              Assistant Secretary

                                              Lisa A. Moss
                                              Assistant Secretary

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Select Growth Fund distributed long-term capital gains of $45,877,168 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

AIM FUNDS(SM) KEEPS YOU POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.


o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.


                         ------------------------------

                                    WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                         ------------------------------


                             AIM SELECT GROWTH FUND

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                    A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Money Market Fund                 leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund              since 1976 and managed approximately $160
AIM Capital Development Fund                                                   billion in assets for more than 6.6 million
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS            shareholders, including individual investors,
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund  corporate clients and financial institutions,
AIM Large Cap Growth Fund                AIM Asian Growth Fund                 as of December 31, 1999.
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund               The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)           is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund           AIM European Development Fund         eighth-largest mutual fund complex in the United
AIM Select Growth Fund                   AIM International Equity Fund         States in assets under management, according to
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                 Strategic Insight, an independent mutual fund
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund        monitor.
AIM Value Fund AIM Weingarten Fund       AIM New Pacific Growth Fund

GROWTH & INCOME FUNDS                    GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                    AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund         AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                     AIM Global Growth & Income Fund
AIM Charter Fund                         AIM Global Utilities Fund

INCOME FUNDS                             GLOBAL INCOME FUNDS
AIM Floating Rate Fund                   AIM Emerging Markets Debt Fund
AIM High Yield Fund                      AIM Global Government Income Fund
AIM High Yield Fund II                   AIM Global Income Fund
AIM Income Fund                          AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund       THEME FUNDS
                                         AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Financial Services Fund
AIM High Income Municipal Fund           AIM Global Health Care Fund
AIM Municipal Bond Fund                  AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Resources Fund
AIM Tax-Free Intermediate Fund           AIM Global Telecommunications and Technology Fund(5)
                                         AIM Global Trends Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

[DALBAR LOGO]                                            [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                               A I M Distributors, Inc. GRO-AR-1